                                                              EXHIBIT 99.302CERT

I, Jonathan S. Thomas, certify that:

1.   I have  reviewed  this report on Form N-CSR of American  Century  Strategic
     Asset Allocations, Inc.;

2.   Based on my knowledge, this report does not contain any untrue statement of a material  fact or omit to state a  material  fact  necessary  to make the statements made, in light of the circumstances  under which such statements were made,  not  misleading  with  respect  to the  period  covered by this report;

3.   Based on my  knowledge,  the  financial  statements,  and  other  financial information  included  in  this  report,  fairly  present  in all  material respects the financial  condition,  results of  operations,  changes in net assets, and cash flows (if the financial statements are required to include a statement  of cash flows) of the  registrant  as of, and for, the periods presented in this report;

4.   The  registrant's  other  certifying  officer  and  I are  responsible  for establishing and maintaining disclosure controls and procedures (as defined in Rule  30a-3(c)  under the  Investment  Company Act of 1940) and internal control over  financial  reporting (as defined in Rule  30a-3(d)  under the
     Investment Company Act of 1940) for the registrant and have:

     (a)  Designed  such  disclosure  controls  and  procedures,  or caused such
          disclosure   controls  and   procedures  to  be  designed   under  our
          supervision,  to ensure  that  material  information  relating  to the registrant,  including its consolidated subsidiaries, is made known to us by others within those entities,  particularly during the period in which this report is being prepared;

     (b)  Designed such internal  control over  financial  reporting,  or caused such internal  control over  financial  reporting to be designed under
          our  supervision,   to  provide  reasonable  assurance  regarding  the
          reliability  of financial  reporting and the  preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

     (c)  Evaluated the  effectiveness of the registrant's  disclosure  controls and procedures and presented in this report our conclusions  about the effectiveness of the disclosure controls and procedures,  as of a date within 90 days prior to the filing date of this  report  based on such evaluation; and

     (d)  Disclosed  in this  report  any  change in the  registrant's  internal control  over  financial  reporting  that  occurred  during the second fiscal  quarter  of  the  period  covered  by  this  report  that  has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting; and

5.   The  registrant's  other  certifying  officer and I have  disclosed  to the registrant's  auditors and the audit committee of the registrant's board of directors (or persons performing the equivalent functions):

     (a)  All significant  deficiencies and material weaknesses in the design or operation  of internal  control  over  financial  reporting  which are reasonably  likely to  adversely  affect the  registrant's  ability to record, process, summarize, and report financial information; and

     (b)  Any fraud, whether or not material,  that involves management or other employees who have a  significant  role in the  registrant's  internal control over financial reporting.

Date: January 29, 2009

/s/  Jonathan S. Thomas
------------------------------------
Jonathan S. Thomas
President
(principal executive officer)

I, Robert J. Leach, certify that:

1.   I have  reviewed  this report on Form N-CSR of American  Century  Strategic
     Asset Allocations, Inc.;

2.   Based on my knowledge, this report does not contain any untrue statement of a material  fact or omit to state a  material  fact  necessary  to make the statements made, in light of the circumstances  under which such statements were made,  not  misleading  with  respect  to the  period  covered by this report;

3.   Based on my  knowledge,  the  financial  statements,  and  other  financial information  included  in  this  report,  fairly  present  in all  material respects the financial  condition,  results of  operations,  changes in net assets, and cash flows (if the financial statements are required to include a statement  of cash flows) of the  registrant  as of, and for, the periods presented in this report;

4.   The  registrant's  other  certifying  officer  and  I are  responsible  for establishing and maintaining disclosure controls and procedures (as defined in Rule  30a-3(c)  under the  Investment  Company Act of 1940) and internal control over  financial  reporting (as defined in Rule  30a-3(d)  under the
     Investment Company Act of 1940) for the registrant and have:

     (a)  Designed  such  disclosure  controls  and  procedures,  or caused such
          disclosure   controls  and   procedures  to  be  designed   under  our
          supervision,  to ensure  that  material  information  relating  to the registrant,  including its consolidated subsidiaries, is made known to us by others within those entities,  particularly during the period in which this report is being prepared;

     (b)  Designed such internal  control over  financial  reporting,  or caused such internal  control over  financial  reporting to be designed under
          our  supervision,   to  provide  reasonable  assurance  regarding  the
          reliability  of financial  reporting and the  preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

     (c)  Evaluated the  effectiveness of the registrant's  disclosure  controls and procedures and presented in this report our conclusions  about the effectiveness of the disclosure controls and procedures,  as of a date within 90 days prior to the filing date of this  report  based on such evaluation; and

     (d)  Disclosed  in this  report  any  change in the  registrant's  internal control  over  financial  reporting  that  occurred  during the second fiscal  quarter  of  the  period  covered  by  this  report  that  has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting; and

5.   The  registrant's  other  certifying  officer and I have  disclosed  to the registrant's  auditors and the audit committee of the registrant's board of directors (or persons performing the equivalent functions):

     (a)  All significant  deficiencies and material weaknesses in the design or operation  of internal  control  over  financial  reporting  which are reasonably  likely to  adversely  affect the  registrant's  ability to record, process, summarize, and report financial information; and

     (b)  Any fraud, whether or not material,  that involves management or other employees who have a  significant  role in the  registrant's  internal control over financial reporting.

Date: January 29, 2009

/s/  Robert J. Leach
------------------------------------
Robert J. Leach
Vice President, Treasurer, and
Chief Financial Officer
(principal financial officer)